UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2011

BJ'S RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue, Suite 300
Huntington Beach, CA 92647
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (714) 500-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)            At the Annual Meeting of Shareholders of BJ’s Restaurants, Inc. (the “Company”) held on June 7, 2011, the Company’s shareholders, upon the recommendation of the Board of Directors, ratified and approved the BJ’s Restaurants, Inc. 2011 Performance Incentive Plan (the “PIP”), which enabled incentive compensation paid under the PIP to constitute qualifying performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code.

                A brief summary of the PIP was included as part of Proposal No. 2 contained on pages 15-19 of the Company’s proxy statement on Schedule 14A for its 2011 Annual Meeting of shareholders, as filed with the Securities and Exchange Commission on May 6, 2011, and is incorporated herein.  The information regarding the PIP contained herein is qualified in its entirety by reference to the actual terms of the PIP, as amended, which is filed as Exhibit 10.1 hereto and incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2011, the Company held its Annual Meeting of Shareholders. Shareholders voted upon (i) the election of directors, (ii) ratification and approval of the Company's 2011 Performance Incentive Plan, (iii) approval of an advisory resolution on executive compensation; (iv) approval of an advisory vote on the frequency of future advisory votes on executive compensation, and (v) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2011.

Gerald W. Deitchle, Peter A. Bassi, Larry D. Bouts, James A. Dal Pozzo, John F. Grundhofer, William L. Hyde, Jr., J. Roger King and Lea Anne S. Ottinger, all of whom were directors prior to the Annual Meeting and were nominated for re-election, were re-elected at the meeting. The following votes were cast for each of the nominees:

Name	For	Authority Withheld
Gerald W. Deitchle	24,295,061	110,314
Peter A. Bassi	24,367,493	37,882
Larry D. Bouts	24,367,593	37,782
James A. Dal Pozzo	23,530,320	875,055
John F. Grundhofer	24,365,493	39,882
William L. Hyde, Jr.	24,367,593	37,782
J. Roger King	24,367,493	37,882
Lea Anne S. Ottinger	24,366,568	38,807

There were -0- abstentions and 1,617,770 broker non-votes with respect to the election of directors.

In addition, the shareholders ratified and approved the Company's Performance Incentive Plan.  The following votes were cast on the approval of the PIP:  24,339,008 For;  61,208 Against; 5,159 Abstain. There were 1,617,770 broker non-votes.

The shareholders also approved an advisory resolution on executive compensation. The following votes were cast on the approval of the advisory resolution on executive compensation: 24,164,680 For; 235,170 Against; 5,525 Abstain. There were 1,617,770 broker non-votes.

Additionally, the shareholders voted to conduct future advisory votes on executive compensation every year.  The following votes were cast in connection with this advisory vote on the frequency of future advisory votes on executive compensation: 22,607,912 One Year; 101,356 Two Years; 1,593,771 Three Years; 102,336 Abstain. There were 1,617,770 broker non-votes.  Based on the Board of Directors’ recommendation in the Proxy Statement and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Company has adopted a policy to hold an advisory vote on executive compensation annually.

Finally, the shareholders approved the ratification of Ernst & Young LLP as our independent registered public accounting firm for the 2011 fiscal year. The following votes were cast on the ratification: 25,982,150 For; 38,437 Against; 2,558 Abstain. There were -0- broker non-votes.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1
BJ’s Restaurants, Inc. 2011 Performance Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 6, 2011 with respect to the 2011 Annual Meeting of shareholders)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 8, 2011	BJ’S RESTAURANTS, INC. (Registrant)
By: /s/ Gregory S. Levin
Gregory S. Levin, Executive Vice President, Secretary and Chief Financial Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1
BJ’s Restaurants, Inc. 2011 Performance Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 6, 2011 with respect to the 2011 Annual Meeting of shareholders)